UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2021

Date of reporting period: May 31, 2021

Item 1. Report to Stockholders.

(a)

Tortoise
2021 Semi-Annual Report

Table of Contents

Letter to Shareholders	2

TPYP: Fund Focus	6

EBLU: Fund Focus	8

TPAY: Fund Focus	10

Expense Example	14

Financial Statements	15

Notes to Financial Statements	26

Investment Advisory Agreement	32

Discussion of Liquidity Risk Management Program	34

Additional Information	35

TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	By asset type[1]	By ownership structure[1]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$486.6

		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	By sector[1]	By geography[1]
Ecofin Global Water ESG Fund NYSE Arca: EBLU Inception: 2/14/2017	Water companies	$42.6

		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	By sector[1]	By revenue[1]
Ecofin Digital Payments Infrastructure Fund NYSE Arca: TPAY Inception: 1/31/2019	Digital payment companies	$13.5

1As of 05/31/2021

(unaudited)

TortoiseEcofin	1

Letter to shareholders

Dear shareholder,

The first half of the 2021 fiscal year has started off strong. As many parts of the world are reopening, traveling is picking up and with it energy demand. This has translated into a nice recovery for energy infrastructure companies. Renewable energy companies have positive momentum driven by the new administration and continued focus on ESG initiatives. However they have experienced a pullback from the very strong performance of 2020. We think there will be opportunities across all of these essential assets for investors as the year unfolds.

Energy value chain

The broader energy sector, as represented by the S&P Energy Select Sector® Index, finished the semiannual period ending May 31, 2021 in positive territory, returning 45.48%. Energy markets and commodity prices experienced a significant turnaround propelled by the vaccine-driven rally since last November. As positive cases decline and mobility increases, global oil demand could exceed pre-pandemic levels over the next 12 months, a far-fetched thought one year ago.

There continues to be encouraging news around mobility and the economic reopening. According to Morgan Stanley, the mobility data in Israel, which is leading the world in vaccinations on a percentage basis, suggests demand for gasoline and diesel was up to 107% of its 2019 level. In the U.S., total refined product demand surged higher than the corresponding week in 2019. While a slower recovery should be expected in jet fuel, more Americans are traveling, with American Airlines announcing that April ticket sales hit 90% of pre-pandemic levels.

The Organization of Petroleum Exporting Countries (OPEC) and their Non-OPEC partners (OPEC+) have continued deep production cuts with a clear goal of balancing the global crude oil market. Overall adherence to the production cut agreement remained strong in the first half of 2021 leading to inventory draws. The global crude oil market remains in deficit, supported by the OPEC+ crude oil production cut agreement, and expected inventory draws are expected to continue throughout 2021 driven by increased demand as the world economy re-opens.

U.S. crude oil production has also stabilized to start 2021. Through the first five months of 2020, U.S. crude oil production averaged 10.9 million barrels per day (b/d). This was a welcome change from the volatile 2021, which witnessed U.S. crude oil production fall from a record 13.1 million b/d in March 2020 to 10.3 million b/d in September 20201. For the remainder of 2021, the Energy Information Administration (EIA) forecasts that U.S. crude oil production will average 11.1 million b/d2.

The COVID-19 pandemic accelerated U.S. producer capital discipline as investors focused on higher free cash flow (FCF) generation and return of capital to shareholders. In 2021, private producers started to increase activity levels yet public exploration & production companies’ (E&Ps) capital discipline remains with a growing portion of FCF going to shareholders through fixed dividends, variable dividends, and share buybacks. This was highlighted by EOG’s $1 per share special dividend and Devon Energy’s higher-than-expected variable dividend. EOG and Devon Energy were the first of public exploration and production companies to use a fixed plus variable distribution model.

The natural gas market, like the crude oil market, tightened during the first half of the 2021 fiscal year. A cold winter in Europe and Asia led to a surge in demand resulting in liquefied natural gas (LNG) exports from the U.S. rapidly increasing to offset the global demand. There were other signs of a healthy and rebounding demand. According to the EIA, in May 2021, natural gas storage was below its five-year average while at the same time LNG exports were above 11 billion cubic feet per day (Bcf/d) and near all-time highs. Production growth is expected to remain concentrated in the highest quality basins, the Marcellus and Haynesville, and in the Permian Basin driven by associated natural gas. On the infrastructure side, we expect further opportunities down the road, particularly for LNG incumbents. Longer term, we believe natural gas continues to be a predominant bridge fuel to help reduce global CO2 emissions, along with renewables, as they take market share from coal.

Midstream energy performance was strong during the first half of the 2021 fiscal year with the Tortoise North American Pipeline IndexSM returning 31.11% and the Tortoise MLP Index® returning 42.46%. GDP estimates are rising, which should lead to increased energy demand and volumes flowing through pipelines. The market also became more focused on inflation, which historically is a positive for the energy sector and midstream stocks.

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 estimated EBITDA driven by higher volumes expectations driven by the economy reopening. Midstream companies generated approximately $4 billion in additional EBITDA from the Texas winter storm Uri as they supplied the market with much needed natural gas and power as prices spiked. Kinder Morgan, Inc. (KMI) and Energy Transfer LP (ET) were the biggest beneficiaries. 2021 EBITDA expectations were also revised higher based on increasing activity through the second half of the year. Volumes are being driven primarily by increased drilling activity from private producers with public E&Ps showing capital restraint. On the cost side, companies have kept capital expenditures lower and are using the excess cash flow to reduce debt with stock buybacks as a secondary and growing consideration. Fifteen midstream companies now maintain active buyback programs and MPLX LP (MPLX) led purchases during the first quarter, buying back $155 million of stock.

As free cash flow generation continues to ramp, we expect earnings and distribution announcements will further highlight the stability of the midstream business model. Midstream FCF is expected to rise over the next several years to produce a FCF yield of 10%-15% compared to S&P 500 FCF yield of 5%. Even with a tremendous run-up in

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

valuations the midstream sector is still trading at a discount relative to its history. We believe the forthcoming FCF and share buybacks tailwinds can help can drive sustainable outperformance for the midstream sector.

With inflation increasing during the first half of the fiscal year, many investors began to look towards midstream as an asset class with inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. For example, tariffs on regulated liquid pipelines often include an inflation escalator. This allows increases in-line with the change in the Producer Price Index (PPI), offering some protection from inflation. In May 2021, the PPI rose 0.8%, according to the U.S. Bureau of Labor Statistics. Even if May PPI levels were held flat through year end, the 2021 PPI would increase by 6.5%, which with the 0.78% added would amount to an annual tariff increase of over 7%.

The first half of the fiscal year also saw a presidential transition which added uncertainty to the regulatory environment. In terms of key regulatory announcements, the Biden administration made several announcements at the beginning of his presidency which resulted in more “bark than bite”. Those announcements included rejoining the Paris Climate Accord, issuing a temporary pause on leasing on federal lands and revoking the permit of the Keystone XL Pipeline.

However, it is what the administration hasn’t done in its first months into the presidency which leads to a more constructive political and regulatory environment moving forward. The Army Corps of Engineers, an arm of the executive branch, deferred to the district court judge in regard to shutting down the Dakota Access Pipeline. Ultimately, the judge allowed the pipeline to continue to operate while its environmental impact statement is completed. The Biden administration continues to allow drilling on federal lands, a much-discussed issue preceding the election. Finally, in response to the Colonial Pipeline cyberattack in May, U.S. Energy Secretary Jennifer Granholm talked about not relying too long on alternate truck or rail transport and that “Pipe is the best way to go.”3

The predominant theme around Biden’s energy plan is to address climate change and create substantial job opportunities for Americans. Climate change and related opportunities for the overall economy was one of the four pillars of the convention platform, integrated into an overall vision of revitalization of America. We are keeping a close eye on policy guidelines. The tight margin in both houses of congress likely forces legislation using the reconciliation process, which we would expect to tilt legislation towards tax credit policy rather than more restrictive, comprehensive climate policies.

Under President Biden’s infrastructure bill, the initial plan calls for 10 pilot projects targeting currently hard-to-abate sectors such as steel, cement, and chemicals. Traditional companies are calling for regulatory support including the expansion of Section 45Q tax credit. In fact, Exxon Mobil Corporation (XOM) announced the largest proposed carbon capture sequestration project at approximately $100 billion. An expansion of these tax credits could make carbon capture adoption more widespread. Provided the necessary incentives, Carbon capture, utilization and storage (CCUS) could grow 10x by 2030 and become a $1.0 trillion market by 2050. We believe the administration is taking a holistic view of this energy transition with the understanding that fossil fuels will remain critical to the economy for decades.

The change in sentiment continued, with energy companies shifting from resisting energy transition to participating in the energy transition to start 2021. Some European oil majors continue to openly discuss a shifting view and path forward around renewable energy. Engine No. 1, a small hedge fund, instigated an activist campaign on how ExxonMobil was approaching energy transition and ended up having three of its board of directors nominees elected to Exxon’s board. Some midstream companies formed sustainable development groups, and formal carbon reduction targets were established. This process should enhance environmental transparency by quantifying estimated greenhouse gas emissions from wellhead to cargo delivery point.

Carbon capture and hydrogen remain among the most discussed energy technologies energy companies can utilize to partake in the energy transition. Carbon capture was in the news with Exxon proposing a series of projects along the Gulf Coast which could total over $100 billion in investments. Carbon can either be captured directly from the atmosphere or in higher concentrations directly from point sources, such as industrial exhaust. We believe existing U.S. CO2 pipeline infrastructure will be critical to accommodate carbon volumes, and more infrastructure will need to be built or repurposed to transport the captured carbon. Pipeline infrastructure could also be repurposed to transport hydrogen. Hydrogen transportation, including blending 5-10% of hydrogen into the methane stream could present opportunities for existing pipeline infrastructure or create new large-scale infrastructure opportunities. As the world continues to demand more energy and less carbon, we encourage midstream companies to view energy transition opportunistically.

Within the downstream portion of the energy value chain, optimism towards the refining sector has been increasing as the pace of domestic demand recovery has been leading to tighter supply/demand balances relative to the 2019 baseline considering capacity closures. Permanent refinery closures have helped and continue to help balance the market from a supply and demand perspective. From a U.S. refined product standpoint, gasoline and diesel are near pre-COVID levels while a slower recovery should be expected in jet fuel. As U.S. energy demand recovers in 2021, U.S. refinery utilization and throughput should return to more normalized levels.

Natural gas liquids, unlike the refining sector proved resilient despite challenges faced during the COVID-19 pandemic. Strength in LPGs (liquid petroleum gases) has been notable, where demand is driven by global population growth and improvements in living standards in Asia, notably in China and India.

(unaudited)

TortoiseEcofin	3

Water

The water sector, as measured by the Ecofin Global Water ESG Index, returned 18.5% during the first fiscal half of 2021. During the period water infrastructure and equipment & services equities were driven by positive economic growth and rebounding industrial activity as economies around the globe re-opened from COVID-driven lockdowns. Additionally, we have been seeing an acceleration in adoption of technology in the water sector as a result of COVID that has been driving momentum for water companies actively developing and deploying those services to end users of water. Another positive catalyst during the period was President Biden’s proposed infrastructure bill which outlined significant capital investment in water infrastructure in the United States.

We continue to hold a favorable outlook for the water sector driven by both long-term secular tailwinds as well as near-term catalysts. Those near-term catalysts include finalization of an infrastructure package by President Biden, accelerating adoption of technology by end users of water, as well as increased scrutiny of water usage and growing efficiency measures by corporations. We expect investment on water and wastewater infrastructure and technology to remain healthy over the medium-term in both emerging and developed markets.

Increased investment in the sector is expected to drive cash flow and earnings growth for many companies involved in water infrastructure development and water technology development and deployment. We expect the water sector to grow earnings in the low-double digits over the next two years, with visibility to above market growth for years to come driven by significant capital spending as the global water crisis deepens.

Digital payments4

The Ecofin Global Digital Payments Infrastructure Index returned 8.29% during the first half of the fiscal year ending May 31, 2021. Although the sector had a mild pullback at the beginning of the year after the very strong performance during the previous year, the second half of the fiscal period was much stronger. We believe there are several growth drivers for the next several years. In 2020, the global digital payment market was valued at more than $58 billion with an expected compound annual growth rate of 19.4% through 2028. This growth will likely be driven by the high adoption rate of smartphones, the rise in e-commerce sales and improved internet penetration worldwide. Governments across the globe are undertaking initiatives to digitize payments and also making efforts to increase adoption of digital payments. These efforts are promoting economic growth in many companies while also benefiting end users. North America accounted for over 35% of global revenue in the digital payment market in 2020 driven predominantly by the increased deployment of smart parking meters along with their technology enhancements. Additionally, there is a growing number of unmanned stores in the U.S. that is creating more demand for digital payment solutions. Europe is expected to have the most rapid growth through 2028. Banks in Europe are focusing on launching a European payment initiative with the goal of creating a united payment solution for merchants and consumers across Europe.

Digital payments have continued to grow in popularity as the pandemic accelerated a global shift in consumer behavior from cash to contactless payments. The use of digital wallets in e-commerce, which became essential when physical businesses shut down, rose 44% in 2020. Some believe that by 2024, digital wallets will surpass all other payment methods with mobile wallets, mainly used on smartphones, accounting for more than one third of all in-store transaction volume. Online digital wallets are predicted to be even more popular, and expected to account for more than half of transaction volume by 2024.

After a year of disruption, retailers are working to adapt to these rapid changes and become even smarter in 2021 and beyond. Adapting, embracing new technology and pivoting into a different environment will be key for retailors to survive as consumers demand safe and secure payment methods. Some retailers are rebuilding with partnerships with technology and logistics providers to make the process easier, faster, safer and more convenient. Creating digital payment solutions for consumers is just the beginning of the digital transformation, 2020 showed retailors that digital transformation isn’t something they can delay and we think there will be many opportunities to invest in that transformation for many years to come.

Concluding thoughts

As people continue to get vaccinated and the economy opens due to increased mobility, we see positive momentum across the essential assets in which we invest. Increased travel is positive for energy demand that impacts the entire energy value chain. In our view, sustainable water is positioned well as investors have continued to look for impact investments as the global water crisis intensifies. And we believe the tailwinds for digital payments will continue to persist. We are very optimistic about these sectors and our funds for the remainder of 2021 and beyond.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is |a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Ecofin Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. The Ecofin Global Digital Payments Infrastructure IndexSM is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions. This includes companies whose primary business is comprised of one or a combination of the following categories: credit card networks, electronic transaction processing and associated products/services, credit card issuers, electronic transaction processing software (payments fintech) or online financial services market places.

TIS Advisors has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Ecofin Global Water ESG IndexSM. These Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating these Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

TIS Advisors has contracted with Solactive AG (“Solactive”) to calculate the Ecofin Global Digital Payments Infrastructure IndexSM. The financial instrument that is based on the index is not sponsored, endorsed, promoted or sold by Solactive in any way, and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of these indices or the calculations thereof; and/or (c) the results obtained or to be obtained by any person or entity from the use of the index.

Tortoise Indices are the exclusive property of TIS Advisors.

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	Energy Information Administration, December 2020 STEO
2.	Energy Information Administration, June 2021 STEO
3.	S&P Global Platts, May 2021, DDAPL cites Colonial Pipeline outage as reason to remain open
4.	Grand View Research-Digital Payment Market Analysis from 2016-2028, “Cashless Society: Digital Payment Options Now A Requirement”, The Future of Commerce June 4, 2021

TortoiseEcofin	5

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31, 2021)

1.	Kinder Morgan, Inc.	7.8%
2.	TC Energy Corporation	7.7%
3.	The Williams Companies, Inc.	7.5%
4.	Enbridge Inc.	7.4%
5.	Enterprise Products Partners L.P.	6.3%
6.	ONEOK, Inc.	5.5%
7.	Energy Transfer LP	4.3%
8.	Cheniere Energy, Inc.	4.3%
9.	NiSource Inc.	4.2%
10.	Atmos Energy Corporation	4.0%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM

–	Effectively represents the characteristics of the market

–	A leading benchmark for analysis of the pipeline sector

–	Proprietary, research-driven and rules-based methodology

–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through May 31, 2021

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquarteredin the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Tortoise North American Pipeline Fund (continued)

Total returns (as of May 31, 2021)

Ticker	6 Months	1 year	3 year	5 year	Since inception(1)	Gross expense ratio
TPYP @ Market	30.41%	35.69%	4.12%	6.09%	2.57%	0.40%
TPYP @ NAV	30.56%	35.41%	4.17%	6.03%	2.57%	0.40%
S&P 500® Index(2)	16.95%	40.32%	18.00%	17.16%	15.07%	—
TNAPT(3)	31.13%	36.50%	4.56%	6.55%	3.08%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2021.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	7

Ecofin Global Water ESG Fund

Top ten holdings (as of May 31, 2021)

1.	American Water Works Co., Inc.	7.8%
2.	Geberit AG	7.7%
3.	Ferguson PLC	7.6%
4.	Ecolab Inc.	6.8%
5.	Xylem, Inc.	6.1%
6.	IDEX Corporation	4.8%
7.	Veolia Environnement SA	4.2%
8.	Pentair PLC	4.2%
9.	Essential Utilities, Inc.	3.9%
10.	Suez	3.6%

EBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that we believe appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource
●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Ecofin Global Water ESG Index®

–Proprietary, rules-based, research-driven methodology
–Fundamental weighting technique provides significant direct exposure to the water industry
–A leading benchmark for analysis of the water sector
–Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Ecofin Global Water ESG Index® Since inception on February 14, 2017 through May 31, 2021

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Ecofin Global Water ESG Fund (continued)

Total returns (as of May 31, 2021)

Ticker	6 Months	1 year	3 year	Since inception(1)	Gross expense ratio
EBLU @ Market	18.03%	48.86%	17.67%	16.40%	0.40%
EBLU @ NAV	18.54%	47.80%	17.95%	16.22%	0.40%
S&P 500® Index(2)	16.95%	40.32%	18.00%	16.86%	—
Ecofin Global Water ESG Index®(3)	18.49%	48.13%	18.38%	17.18%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2021.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	9

Ecofin Digital Payments Infrastructure Fund

Top ten holdings (as of May 31, 2021)

1.	Discover Financial Services	5.3%
2.	Worldline SA	5.0%
3.	American Express Company	4.9%
4.	PayPal Holdings, Inc.	4.8%
5.	Adyen N.V.	4.7%
6.	Fidelity National Information Services, Inc.	4.6%
7.	Visa Inc.	4.6%
8.	Square, Inc.	4.4%
9.	FleetCor Technologies Inc.	4.3%
10.	DocuSign, Inc.	4.3%

TPAY key benefits

●	The fund invests in companies that we believe have the potential to benefit as the world continues to evolve from traditional cash payments to the speed, accuracy and efficiency of digital payments
●	Access to all participants in the fee-based credit card value chain, including merchant acquirers, processors, networks and issuers
●	Exposure to new forms of digital payments, such as mobile, point-of-sale devices and P2P matching engines
●	Market cap and liquidity filters that provide a comparatively high level of liquidity

Value of $10,000 vs. Ecofin Global Digital Payments Infrastructure IndexSM Since inception on January 31, 2019 through May 31, 2021

This chart illustrates the performance of a hypothetical $10,000 investment made on January 31, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

Performance data quoted above represents past performance since January 31, 2019 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Ecofin Digital Payments Infrastructure Fund (continued)

Total returns (as of May 31, 2021)

Ticker	6 Months	1 year	Since inception(1)	Gross expense ratio
TPAY @ Market	8.29%	40.13%	29.64%	0.40%
TPAY @ NAV	8.61%	39.41%	29.64%	0.40%
S&P 500® Index(2)	16.95%	40.32%	23.12%	—
Ecofin Global Digital Payments IndexSM(3)	8.75%	40.13%	30.47%	—

(1)	Reflects period from fund inception on January 31, 2019 through May 31, 2021.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Ecofin Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.
Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	11

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Ecofin Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the Fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed, and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the Fund’s qualification for federal income tax treatment as a RIC, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

(unaudited)

12	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Ecofin Digital Payments Infrastructure Fund

Investing involves risk. Principal loss is possible. Investing in specific sectors such as digital payments may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with investing in digital payments industry including major changes in technology, security considerations, taxes, government regulations, economic conditions, competition, political influences, the cyclical nature of the industry, and consumer preferences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. Shares may trade at prices different than net asset value per share.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

TortoiseEcofin	13

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 - May 31, 2021).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Actual(2)	$1,000.00	$1,305.60	$2.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 30.56%.

Ecofin Global Water ESG Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Actual(2)	$1,000.00	$1,185.40	$2.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 18.54%.

Ecofin Digital Payments Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Actual(2)	$1,000.00	$1,086.10	$2.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period since inception.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 8.61%.

(unaudited)

14	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 80.5%(1)
Canada Crude Oil Pipelines — 15.3%(1)
Enbridge Inc.	940,717	$36,198,790
Gibson Energy Inc.	296,595	5,860,455
Inter Pipeline Ltd.	884,338	12,942,424
Pembina Pipeline Corporation	608,433	19,667,488
		74,669,157

Canada Natural Gas/Natural Gas Liquids Pipelines — 12.4%(1)
AltaGas Ltd.	575,837	11,430,463
Keyera Corp.	455,331	11,292,345
TC Energy Corporation	733,786	37,467,113
		60,189,921

United States Crude Oil Pipelines — 0.4%(1)
Plains GP Holdings, L.P.	162,217	1,769,787

United States Local Distribution Companies — 17.5%(1)
Atmos Energy Corporation	198,419	19,677,212
Chesapeake Utilities Corporation	35,565	4,074,326
New Jersey Resources Corporation	198,404	8,475,819
NiSource Inc.	806,861	20,574,956
Northwest Natural Holding Co.	62,324	3,295,693
ONE Gas, Inc.	109,801	8,160,410
South Jersey Industries, Inc.	204,854	5,461,408
Southwest Gas Corporation	117,918	7,783,767
Spire Inc.	106,494	7,631,360
		85,134,951

United States Natural Gas Gathering/Processing — 7.5%(1)
Antero Midstream Corp.	582,571	5,592,682
Archrock, Inc.	261,299	2,403,951
EnLink Midstream, LLC	528,785	2,580,471
Equitrans Midstream Corp.	841,144	6,931,027
Hess Midstream LP	13,622	346,952
Rattler Midstream LP	34,788	366,665
Targa Resources Corp.	470,783	18,294,627
		36,516,375

United States Natural Gas/Natural Gas Liquids Pipelines — 27.4%(1)
Altus Midstream Co.	5,190	326,866
Cheniere Energy, Inc.(2)	243,489	20,672,216
Kinder Morgan, Inc.	2,079,900	38,145,366
National Fuel Gas Company	187,909	9,750,598
New Fortress Energy LLC	35,545	1,496,445
ONEOK, Inc.	505,356	26,652,476
The Williams Companies, Inc.	1,377,936	36,294,834
		133,338,801
Total Common Stock
(Cost $351,806,884)		391,618,992

Master Limited Partnerships
and Related Companies — 19.2%(1)
United States Crude Oil Pipelines — 1.8%(1)
BP Midstream Partners LP	35,313	499,326
Delek Logistics Partners LP	6,842	299,611
Genesis Energy, L.P.	92,912	867,798
NuStar Energy L.P.	82,137	1,507,214
PBF Logistics LP	20,481	333,021
Plains All American Pipeline, L.P.	380,187	4,003,369
Shell Midstream Partners, L.P.	101,894	1,471,350
		8,981,689

United States Natural Gas Gathering/Processing — 1.2%(1)
Crestwood Equity Partners LP	42,851	1,228,110
Enable Midstream Partners, LP	71,582	605,584
Oasis Midstream Partners LP	8,996	254,137
USA Compression Partners LP	41,771	644,526
Western Midstream Partners LP	155,339	3,103,673
		5,836,030

United States Natural Gas/Natural Gas Liquids Pipelines — 11.4%(1)
Cheniere Energy Partners, L.P.	48,542	2,002,843
DCP Midstream Partners, LP	76,615	1,928,400
Energy Transfer LP	2,101,188	20,801,761
Enterprise Products Partners L.P.	1,291,089	30,482,611
		55,215,615

United States Refined Product Pipelines — 4.8%(1)
CrossAmerica Partners LP	14,982	293,048
Global Partners LP	22,381	569,597
Holly Energy Partners, L.P.	38,277	814,152
Magellan Midstream Partners, L.P.	188,942	9,312,951
MPLX LP	298,415	8,543,621
Phillips 66 Partners LP	49,629	1,989,130
Sprague Resources LP	8,290	211,810
Sunoco LP	45,286	1,586,821
		23,321,130
Total Master Limited Partnerships and Related Companies
(Cost $79,004,171)		93,354,464

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.03%(3)
(Cost $558,250)	558,250	558,250

Total Investments — 99.8%(1)
(Cost $431,369,305)		485,531,706
Other Assets in Excess of Liabilities, Net — 0.2%(1)		857,589
Total Net Assets - 100.0%(1)		$486,389,295

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

TortoiseEcofin	15

Ecofin Global Water ESG Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 99.5%(1)
Australia Flow Control Equipment — 1.1%(1)
Reliance Worldwide Corporation Limited	121,497	$484,231
Brazil Water Utilities — 0.9%(1)
Cia de Saneamento Basico do Estado de
Sao Paulo — ADR	52,340	402,494

Canada Water Equipment/Services — 1.0%(1)
Primo Water Corporation	24,619	425,924

Finland Water Equipment/Services — 0.6%(1)
Uponor OYJ	8,306	248,763

France Water Infrastructure — 7.8%(1)
Suez	63,292	1,542,474
Veolia Environnement SA	56,515	1,783,582
		3,326,056

Hong Kong Water Equipment/Services — 0.9%(1)
China Lesso Group Holdings Ltd.	152,222	386,003

Hong Kong Water Infrastructure — 2.5%(1)
Beijing Enterprises Water Group Ltd.	786,218	314,045
China Water Affairs Group Limited	127,888	99,695
CT Environmental Group Limited(2),(3)	113,060	—
Guangdong Investment Limited	444,000	661,346
		1,075,086

Japan Water Equipment/Services — 3.7%(1)
Kurita Water Industries Ltd.	16,523	785,270
MIURA CO., LTD.	17,300	793,845
		1,579,115

Japan Water Infrastructure — 0.4%(1)
METAWATER Co. Ltd.	4,520	81,935
Organo Corp.	1,200	71,234
		153,169

Netherlands Water Equipment/Services — 2.0%(1)
Aalberts Industries N.V.	14,750	839,090

Switzerland Water Equipment/Services — 10.5%(1)
Ferguson PLC	23,796	3,236,513
Georg Fischer AG	629	904,865
Sulzer AG	2,679	343,698
		4,485,076

Switzerland Water Management — 7.7%(1)
Geberit AG	4,529	3,291,896

United Kingdom Water Infrastructure — 13.0%(1)
Pennon Group Plc	65,373	980,618
Pentair PLC	25,778	1,777,909
Severn Trent Plc	37,535	1,306,654
United Utilities Group PLC	105,082	1,466,808
		5,531,989

United States Water Infrastructure — 19.1%(1)
Franklin Electric Co., Inc.	5,873	492,686
IDEX Corporation	9,256	2,060,941
Middlesex Water Company	2,676	230,029
Montrose Environmental Group, Inc.(2)	2,142	107,400
Mueller Water Products, Inc.	24,212	350,348
Rexnord Corporation	18,639	931,391
SJW Group	4,025	259,411
Tetra Tech, Inc.	8,267	987,659
The York Water Company	1,998	100,559
Xylem, Inc.	22,037	2,603,010
		8,123,434

United States Water Management — 6.5%(1)
A.O. Smith Corporation	20,987	1,491,546
Badger Meter, Inc.	4,461	426,338
Lindsay Corporation	1,666	274,273
Watts Water Technologies, Inc.	4,202	571,052
		2,763,209

United States Water Treatment — 8.1%(1)
Ecolab Inc.	13,432	2,888,954
Evoqua Water Technologies Corp.(2)	18,113	563,677
		3,452,631

United States Water Utilities — 13.7%(1)
American States Water Company	5,649	448,361
American Water Works Co., Inc.	21,369	3,312,622
California Water Service Group	7,634	433,917
Essential Utilities, Inc.	34,588	1,653,306
		5,848,206
Total Common Stock
(Cost $35,760,108)		42,416,372

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund, Class X, 0.03%(4)
(Cost $71,193)	71,193	71,193

Total Investments — 99.7%(1)
(Cost $35,831,301)		42,487,565
Other Assets in Excess of Liabilities, Net — 0.3%(1)		118,024
Total Net Assets — 100.0%(1)		$42,605,589

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Note 2 and Note 3 in Notes to Financial Statements.
(4)	Rate indicated is the current yield as of May 31, 2021.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

16	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Ecofin Digital Payments Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 99.8%(1)
Australia Electronic Transaction Processing — 3.7%(1)
Afterpay Touch Group Limited(2)	6,854	$496,301

Australia Payments Fintech — 0.4%(1)
Iress Limited	6,199	50,894

Australia Software and Services — 0.0%(1)
Splitit Ltd.(2)	8,779	4,433

Brazil Electronic Transaction Processing — 5.8%(1)
Pagseguro Digital Ltd.(2)	7,039	345,685
StoneCo Ltd.(2)	6,607	435,864
		781,549

Canada Software and Services — 1.0%(1)
Nuvei Corporation(2)	1,787	133,073

France Software and Services — 5.0%(1)
Worldline SA(2)	6,944	668,370

Hong Kong Credit Card Issuer — 0.8%(1)
China Youzan Limited(2)	533,999	110,090

Hong Kong Merchant Payment Products/Services — 0.3%(1)
PAX Global Technology Ltd.	26,125	32,652

Italy Electronic Transaction Processing — 2.9%(1)
Nexi SpA(2)	19,232	390,836

Japan Credit Card Issuer — 1.1%(1)
AEON Financial Service Co. Ltd.	4,000	47,781
Credit Saison Co., Ltd.	5,599	71,367
Orient Corporation	21,100	30,353
		149,501

Japan Electronic Transaction Processing — 1.4%(1)
GMO Payment Gateway, Inc.	1,600	192,288

Netherlands Electronic Transaction Processing — 4.7%(1)
Adyen N.V.(2)	271	628,623

New Zealand Other — 0.3%(1)
Pushpay Holdings Limited(2)	32,819	40,416

United Kingdom Credit Card Issuer — 0.2%(1)
Provident Financial plc(2)	9,646	32,580

United Kingdom Software and Services — 1.0%(1)
Boku, Inc.(2)	9,700	23,402
Network International Holdings PLC(2)	19,075	107,956
		131,358

United States Credit Card Networks — 19.1%(1)
American Express Company	4,133	661,817
Discover Financial Services	6,089	713,996
Mastercard, Inc.	1,589	572,962
Visa Inc.	2,717	617,574
		2,566,349

United States Electronic Payment Processing/Management — 2.2%(1)
ACI Worldwide, Inc.(2)	4,373	167,311
Bottomline Technologies (de), Inc.(2)	1,706	63,770
Zuora, Inc.(2)	4,099	63,412
		294,493

United States Electronic Transaction Processing — 25.8%(1)
Cass Information Systems, Inc.	492	22,450
CSG Systems International, Inc.	1,207	53,156
EVERTEC, Inc.	2,707	117,836
Evo Payments, Inc.(2)	1,711	49,003
Fidelity National Information Services, Inc.	4,166	620,651
Fiserv, Inc.(2)	4,896	564,019
FleetCor Technologies Inc.(2)	2,125	583,185
Green Dot Corporation(2)	1,951	79,191
PayPal Holdings, Inc.(2)	2,506	651,610
QIWI plc — ADR	1,962	21,563
Western Union Company	15,709	384,399
WEX Inc.(2)	1,685	330,108
		3,477,171

See accompanying Notes to Financial Statements.

TortoiseEcofin	17

Ecofin Digital Payments Infrastructure Fund
Schedule of Investments (unaudited) (continued)
May 31, 2021

	Shares	Fair Value
United States Financial Services Market Place — 0.6%(1)
GreenSky, Inc.(2)	2,610	$15,295
LendingClub Corporation(2)	3,504	53,541
Yiren Digital Ltd. — ADR(2)	3,502	13,272
		82,108

United States Merchant Payment Products/Services — 12.4%(1)
Euronet Worldwide, Inc.(2)	1,891	282,969
Global Payments Inc.	2,894	560,597
NCR Corporation(2)	4,780	230,396
Square, Inc.(2)	2,675	595,241
		1,669,203

United States Payments Fintech — 9.3%(1)
DocuSign, Inc.(2)	2,851	574,818
Jack Henry & Associates, Inc.	2,886	444,877
OneSpan Inc.(2)	1,345	35,172
Q2 Holdings, Inc.(2)	2,045	194,132
		1,248,999

United States Software and Services — 1.8%(1)
Affirm Holdings, Inc.(2)	1,136	69,080
Cantaloupe, Inc.(2)	2,180	26,618
BigCommerce Holdings, Inc.(2)	1,358	73,862
Mitek Systems, Inc.(2)	1,576	26,729
Sezzle Inc.(2)	7,547	43,169
		239,458
Total Common Stock
(Cost $11,701,742)		13,420,745

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund, Class X, 0.03%(3)
(Cost $32,573)	32,573	32,573

Total Investments — 100.0%(1)
(Cost $11,734,315)		13,453,318
Other Assets in Excess of Liabilities, Net — 0.0%(1)		3,433
Total Net Assets — 100.0%(1)		$13,456,751

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2021.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

18	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Statements of Assets & Liabilities (unaudited)
May 31, 2021

			Ecofin
	Tortoise	Ecofin	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Assets:
Investments, at fair value (cost $431,369,305, $35,831,301,
and $11,734,315, respectively)	$485,531,706	$42,487,565	$13,453,318
Cash	545	—	—
Dividends & interest receivable	1,021,621	132,300	7,955
Total assets	486,553,872	42,619,865	13,461,273
Liabilities:
Payable to Adviser	164,577	14,276	4,522
Total liabilities	164,577	14,276	4,522
Net Assets	$486,389,295	$42,605,589	$13,456,751
Net Assets Consist of:
Capital Stock	$467,956,060	$36,428,162	$12,298,255
Total distributable earnings	18,433,235	6,177,427	1,158,496
Net Assets	$486,389,295	$42,605,589	$13,456,751

Net Assets	$486,389,295	$42,605,589	$13,456,751
Shares issued and outstanding(1)	21,850,000	950,000	300,000
Net asset value, redemption price and offering price per share	$22.26	$44.85	$44.86

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	19

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2021

			Ecofin
	Tortoise	Ecofin	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Investment Income:
Dividends and distributions from common stock	$8,611,970	$373,779	$29,325
Distributions from master limited partnerships	3,421,764	—	—
Less: return of capital on distributions	(5,848,634)	—	—
Less: foreign taxes withheld	(522,798)	(21,688)	(661)
Net dividends and distributions from investments	5,662,302	352,091	28,664
Dividends from money market mutual funds	72	5	3
Total investment income	5,662,374	352,096	28,667
Expenses:
Advisory fees (See Note 5)	809,624	63,796	22,995
Total expenses	809,624	63,796	22,995
Net Investment Income	4,852,750	288,300	5,672
Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency:
Net realized gain (loss) on investments, including foreign currency gain (loss)	592,559	(239,522)	64,906
Net change in unrealized appreciation of investments
and translations of foreign currency	103,941,978	5,386,460	722,933
Net Realized and Unrealized Gain on Investments and
Translations of Foreign Currency:	104,534,537	5,146,938	787,839
Net Increase in Net Assets Resulting from Operations	$109,387,287	$5,435,238	$793,511

See accompanying Notes to Financial Statements.

20	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Ecofin Global Water ESG Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended May 31,	November 30,	Ended May 31,	November 30,
	2021	2020	2021	2020
	(unaudited)		(unaudited)
Operations
Net investment income	$4,852,750	$7,929,147	$288,300	$296,386
Net realized gain (loss) on investments,
including foreign currency gain (loss)	592,559	(17,824,421)	(239,522)	1,137,150
Net change in unrealized appreciation (depreciation)
of investments and translations of foreign currency	103,941,978	(59,600,047)	5,386,460	190,630
Net increase (decrease) in net assets resulting
from operations	109,387,287	(69,495,321)	5,435,238	1,624,166
Capital Share Transactions
Proceeds from shares sold	89,508,388	170,830,105	16,377,490	28,070,610
Payments for shares redeemed	(61,957,260)	(135,526,475)	—	(23,418,405)
Net increase in net assets resulting from
capital share transactions	27,551,128	35,303,630	16,377,490	4,652,205
Distributions to Shareholders
From distributable earnings	(4,229,420)	(7,894,972)	(134,540)	(224,038)
From tax return of capital	(6,032,760)	(11,785,468)	—	—
Total distributions to shareholders	(10,262,180)	(19,680,440)	(134,540)	(224,038)
Total Increase in Net Assets	126,676,235	(53,872,131)	21,678,188	6,052,333
Net Assets
Beginning of period	359,713,060	413,585,191	20,927,401	14,875,068
End of period	$486,389,295	$359,713,060	$42,605,589	$20,927,401
Transactions in Shares
Shares sold	4,600,000	9,550,000	400,000	850,000
Shares redeemed	(3,300,000)	(7,650,000)	—	(750,000)
Net increase	1,300,000	1,900,000	400,000	100,000

See accompanying Notes to Financial Statements.

TortoiseEcofin	21

Statements of Changes in Net Assets (continued)

	Ecofin Digital Payments Infrastructure Fund
	Six Months	Year Ended
	Ended May 31,	November 30,
	2021	2020
	(unaudited)
Operations
Net investment income	$5,672	$17,763
Net realized gain on investments, including foreign currency gain (loss)	64,906	226,346
Net change in unrealized appreciation of investments
and translations of foreign currency	722,933	115,807
Net increase in net assets resulting from operations	793,511	359,916
Capital Share Transactions
Proceeds from shares sold	4,403,760	8,523,410
Payments for shares redeemed	—	(8,526,915)
Net increase (decrease) in net assets resulting from capital share transactions	4,403,760	(3,505)
Distributions to Shareholders
From distributable earnings	(20,412)	(169,293)
Total Increase in Net Assets	5,176,859	187,118
Net Assets
Beginning of period	8,279,892	8,092,774
End of period	$13,456,751	$8,279,892
Transactions in Shares
Shares sold	100,000	250,000
Shares redeemed	—	(300,000)
Net increase (decrease)	100,000	(50,000)

See accompanying Notes to Financial Statements.

22	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Tortoise North American Pipeline Fund
Financial Highlights

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$17.50	$22.18	$21.99	$22.87	$23.23	$19.59
Investment operations:
Net investment income(2)	0.28	0.48	0.62	0.69	0.64	0.67
Net realized and unrealized gain (loss)
on investments and translations of
foreign currency(2)	4.96	(4.12)	0.55	(0.64)	(0.13)	3.85
Total from investment operations	5.24	(3.64)	1.17	0.05	0.51	4.52
Less distributions from:
Net investment income	(0.19)	(0.42)	(0.45)	(0.53)	(0.58)	(0.65)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.29)	(0.62)	(0.53)	(0.40)	(0.29)	(0.23)
Total distributions	(0.48)	(1.04)	(0.98)	(0.93)	(0.87)	(0.88)
Net asset value, end of period	$22.26	$17.50	$22.18	$21.99	$22.87	$23.23
Total Return(3)	30.56%	(15.74)%	5.22%	0.15%	2.19%	23.84%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$486,389	$359,713	$413,585	$187,993	$82,334	$44,133
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%	0.40%	0.50%
Net investment income(4)	2.40%	2.34%	2.01%	2.11%	2.22%	2.40%
Portfolio turnover rate(3)	8%	28%	13%	16%	18%	28%

(1)	For a Fund share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017 and 2016 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	23

Ecofin Global Water ESG Fund
Financial Highlights

					Period from
					February 14,
	Six Months	Year Ended	Year Ended	Year Ended	2017(1) to
	Ended May 31,	November 30,	November 30,	November 30,	November 30,
	2021	2020	2019	2018	2017
	(Unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$38.05	$33.06	$27.27	$30.07	$25.00
Investment operations:
Net investment income	0.30	0.57	0.56	0.34	0.21
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	6.72	4.88	5.76	(2.65)	5.01
Total from investment operations	7.02	5.45	6.32	(2.31)	5.22
Less distributions from:
Net investment income	(0.22)	(0.46)	(0.53)	(0.30)	(0.15)
Net realized gains	—	—	—	(0.19)	—
Total distributions	(0.22)	(0.46)	(0.53)	(0.49)	(0.15)
Net asset value, end of period	$44.85	$38.05	$33.06	$27.27	$30.07
Total Return(3)	18.54%	16.80%	23.42%	(7.76)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$42,606	$20,927	$14,875	$4,091	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	1.81%	1.74%	2.01%	1.24%	0.98%
Portfolio turnover rate(3)	18%	19%	16%	36%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Ecofin Digital Payments Infrastructure Fund
Financial Highlights

			Period from
			January 31,
	Six Months	Year Ended	2019(1) to
	Ended	November 30,	November 30,
	May 31, 2021	2020	2019
	(Unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$41.40	$32.37	$25.00
Investment operations:
Net investment income	0.03	0.08	0.04
Net realized and unrealized gain on investments and translations of foreign currency	3.53	9.52	7.33
Total from investment operations	3.56	9.60	7.37
Less distributions from:
Net investment income	(0.10)	(0.57)	—
Total distributions	(0.10)	(0.57)	—
Net asset value, end of period	$44.86	$41.40	$32.37
Total Return(3)	8.61%	30.17%	29.48%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$13,457	$8,280	$8,093
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%
Net investment income(4)	0.10%	0.22%	0.25%
Portfolio turnover rate(3)	7%	19%	34%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Notes to Financial Statements (unaudited)
May 31, 2021

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”), the Ecofin Global Water ESG Fund (the “Global Water ESG Fund”) and the Ecofin Digital Payments Infrastructure Fund (the “Digital Payments Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Water ESG IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

The investment objective of the Digital Payments Infrastructure Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Digital Payments Infrastructure IndexSM (the “Digital Payments Index”). The Fund commenced operations on January 31, 2019.

Shares of the North American Pipeline Fund, Global Water ESG Fund and Digital Payments Infrastructure Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2021, the Funds did not incur any interest or penalties. Each of the tax years in the four-year period ended November 30, 2020 remain subject to examination by taxing authorities for the North American Pipeline Fund. The Global Water ESG Fund and Digital Payments Infrastructure Fund are subject to examination by U.S. taxing authorities for the tax period since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended May 31, 2021, the North American Pipeline Fund reallocated the amount of return of capital recognized based on the 2020 tax reporting received. The impact of this adjustment is a decrease to return of capital of approximately $199,642.

The North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Global Water ESG Fund will make distributions of net investment income, if any, semiannually. The Digital Payments Infrastructure Fund will make distributions of net investment income, if any, annually. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares, Ecofin Global Water ESG Fund’s shares and Digital Payment Infrastructure Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Funds will not hold more than 15% of the value of its net assets in illiquid securities. At May 31, 2021, the Global Water ESG Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets. At May 31, 2021, the North American Pipeline Fund and Digital Payments Infrastructure Fund did not hold any illiquid securities.

Security	Shares	Date Acquired	Cost Basis
CT Environmental Group Limited	113,060	6/2018	$15,150

TortoiseEcofin	27

Notes to Financial Statements (unaudited) (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2021:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$391,618,992	$—	$—	$391,618,992
Master limited partnerships	93,354,464	—	—	93,354,464
Short-term investment	558,250	—	—	558,250
Total investments in securities	$485,531,706	$—	$—	$485,531,706

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$42,416,372	$—	$—	$42,416,372
Short-term investment	71,193	—	—	71,193
Total investments in securities	$42,487,565	$—	$—	$42,487,565

Digital Payments Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$13,420,745	$—	$—	$13,420,745
Short-term investment	32,573	—	—	32,573
Total investments in securities	$13,453,318	$—	$—	$13,453,318

Refer to each Fund’s Schedule of Investments for additional industry information.

28	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Global Water ESG Fund	Securities
Balance as of 11/30/2020	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 5/31/2021	$—
Net unrealized depreciation of Level 3 Securities as of May 31, 2021	$(15,150)

4. Concentration Risk and General Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry, the Global Water ESG Fund’s assets are concentrated in the water industry and the Digital Payments Infrastructure Fund’s assets are concentrated in the digital payments industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

The Adviser has engaged Vident Investment Advisory, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Funds. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Funds’ portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

TortoiseEcofin	29

Notes to Financial Statements (unaudited) (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2021, were as follows:

	Purchases	Sales
North American Pipeline Fund	$30,857,944	$30,801,395
Global Water ESG Fund	5,905,548	5,848,093
Digital Payments Infrastructure Fund	759,380	800,632

During the period ended May 31, 2021, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$89,249,134	$61,859,175
Global Water ESG Fund	16,353,711	—
Digital Payments Infrastructure Fund	4,401,490	—

During the period ended May 31, 2021, net capital gains resulting from in-kind redemptions were as follows:

North American Pipeline Fund	$11,989,107
Global Water ESG Fund	—
Digital Payments Infrastructure Fund	—

7. Federal Tax Information

As of November 30, 2020, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Cost of investments	$423,051,764	$19,958,880	$7,459,873
Gross unrealized appreciation .	15,531,719	2,212,555	1,349,864
Gross unrealized depreciation .	(89,758,431)	(1,307,888)	(532,348)
Net unrealized appreciation (depreciation)	(74,226,712)	904,667	817,516
Undistributed ordinary income .	—	112,436	19,052
Undistributed long-term capital gain	—	—	—
Total distributable earnings .	—	112,436	19,052
Other accumulated losses .	(6,999,347)	(140,374)	(451,171)
Total accumulated gain (loss)	$(81,226,059)	$876,729	$385,397

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2020, the North American Pipeline Fund had a short-term capital loss carryforward of $4,032,859 and a long-term capital loss carryforward of $2,966,488, the Global Water ESG Fund had a short-term capital loss carryforward of $101,015 and a long-term capital loss carryforward of $39,359, the Ecofin Digital Payments Infrastructure Fund had a short-term capital loss carryforward of $368,253 and a long-term capital loss carryfoward of $82,918, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2020 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2020. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2020.

30	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

During the period ended May 31, 2021, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$4,229,420	$134,540	$20,142
Long-term capital gains**	—	—	—
Return of capital	6,032,760	—	—
Total distributions	$10,262,180	$134,540	$20,142

During the year ended November 30, 2020, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$7,894,972	$224,038	$169,293
Long-term capital gains**	—	—	—
Return of capital	11,785,468	—	—
Total distributions	$19,680,440	$224,038	$169,293

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

On June 23, 2021, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $5,869,600, or $0.2668 per share.

On June 23, 2021, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $279,893, or $0.2666 per share.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TortoiseEcofin	31

Investment Advisory Agreement (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Index Solutions, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24 2021, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the renewal of the Investment Advisory Agreement between the Trust and Tortoise Index Solutions, LLC (“TIS”) regarding the Ecofin Global Water ESG Fund, Ecofin Digital Payments Infrastructure Fund and Tortoise North American Pipeline Fund, (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for an additional 12-month period.

Prior to this meeting and at a meeting held on January 6, 2021, the Trustees received and considered information from TIS and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the continuance of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by TIS with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by TIS; (3) the costs of the services provided by TIS and the profits realized by TIS from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to TIS and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board, including at a presentation by representatives of TIS and the Support Materials, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that TIS performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) providing oversight of Vident Investment Advisory, LLC (“VIA”), the sub-adviser to each Fund, in VIA’s investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) voting all proxies with respect to each Fund’s portfolio securities; (3) maintaining the required books and records for transactions that TIS effects on behalf of each Fund; (4) selecting broker-dealers to execute orders on behalf of each Fund; and (5) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. whose compliance department provides full compliance services to TIS. The Trustees also reviewed TIS’s financial statements, assets under management, capitalization and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees concluded that TIS has sufficient resources to support the management of the Funds. The Trustees noted that TIS had been managing the underlying indexes that the Funds track as their principal investment strategies. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS provides to the Funds under the Investment Advisory Agreement.

32	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Investment Advisory Agreement (unaudited) (continued)

Fund Historical Performance and the Overall Performance of TCA. In assessing the quality of the portfolio management delivered by TIS, the Trustees reviewed the short-term and longer-term performance of each Fund under the prior investment advisory agreement between the Trust and TIS, on both an absolute basis and in comparison to each Fund’s respective peer funds. When reviewing each Fund’s performance against its respective peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group.

●	Tortoise North American Pipeline Fund. The Trustees noted that the Fund had outperformed the median and average of its peer group for the year-to-date, one-year, three-year and five-year periods ended October 31, 2020.
●	Ecofin Global Water ESG Fund. The Trustees noted that the Fund had outperformed the median and average of its peer group for the year-to-date, one-year and three-year periods ended October 31, 2020. The Trustees further noted that the Fund had positive absolute returns since inception.
●	Ecofin Digital Payments Infrastructure Fund. The Trustees noted that the Fund had underperformed the median and average of its peer group over the year-to-date and one-year periods ended October 31, 2020. The Trustees further noted that the Fund had positive absolute returns since inception.

Cost of Advisory Services and Profitability. The Trustees considered the management fees that each Fund pays to TIS under the Investment Advisory Agreement, as well as TIS’s profitability from services that TIS and its affiliates rendered to each Fund during the one-year period ended September 30, 2020. The Trustees noted that each Fund was proposing to continue to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the 0.40% management fee. The Trustees concluded that TIS’s service relationship with the Tortoise North American Pipeline Fund had yielded a reasonable profit but that the relationship with the other Funds has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same peer group. The Trustees noted:

●	Tortoise North American Pipeline Fund. The Fund’s unitary fee was considerably lower than the peer group median and average expense ratios and was the lowest in the peer group.
●	Ecofin Global Water ESG Fund. The Fund’s unitary fee was considerably lower than the peer group median and average expense ratios.
●	Ecofin Digital Payments Infrastructure Fund. The Fund’s unitary fee was considerably lower than the peer group median and average expense ratios.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TIS’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for each Fund was among the lowest in each Fund’s respective peer universe. The Trustees determined that TIS is likely to realize economies of scale in managing each Fund as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale will be shared with shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that are realized by the TIS and its affiliates from its relationship with the Funds. The Trustees noted TIS does not utilize soft dollar arrangements with respect to portfolio transactions and that TIS does not use affiliated brokers to execute any Fund’s portfolio transactions. The Trustees considered that TIS may receive some form of reputational benefit from services rendered to the Funds but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS does not receive additional material financial benefits from services rendered to the Funds.

TortoiseEcofin	33

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Tortoise North American Pipeline Fund, Ecofin Global Water ESG Fund and Ecofin Digital Payments Infrastructure Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Index Solutions, LLC (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Tortoise Index Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Tortoise Index Risk Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as an in-kind ETF during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did effect redemptions in-kind during the Reporting Period but that any redemptions in kind were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report noted that, with respect to each Fund, the Program Administrator monitored bid-ask spreads, the level of active market participants, the relationship between market price and NAV, any divergence between basket composition and the Fund’s holdings, tracking error, and other market data that could indicate actual or perceived liquidity concerns and concluded that the Fund had efficient arbitrage and traded on the secondary markets as reasonably expected. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

34	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseecofin.com.

TortoiseEcofin	35

Additional Information (unaudited) (continued)

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

36	TortoiseEcofin

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, L.L.C.
d/b/a TIS Advisors
6363 College Boulevard
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President
Date	August 4, 2021

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 4, 2021